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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

              DATE OF REPORT (Date of Earliest Event Reported):
                       March 25, 1999 (March 16, 1999)


                          HEALTHY PLANET PRODUCTS, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      1-13048                    94-2601764
----------------------------   ------------------------      ------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                1700 Corporate Circle
                Petaluma, California                            94954
      ----------------------------------------                ---------
      (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (707) 778-2280

                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events.

                  The Company's registration statement on Form S-3 relating to its rights offering was declared effective by the Securities and Exchange Commission on February 16, 1999. Each shareholder of record on January 11, 1999 received two rights for each share of common stock held on the rights record date. Each right entitled a shareholder to purchase one share of common stock at $1.0625 per share. The rights expired at 5:00 p.m. New York time on March 16, 1999.

                  John V. Winfield, a director and principal stockholder of the Company, InterGroup Corporation ("InterGroup"), a company controlled by Mr. Winfield, and Santa Fe Financial Corporation ("Santa Fe"), a subsidiary of InterGroup, exercised all of their respective basic rights to purchase 927,000 shares of common stock and oversubscription rights to purchase an additional 43,200 shares of common stock, resulting in an aggregate purchase price of approximately $1,030,838. In exchange for their commitment to exercise those rights, Mr. Winfield, InterGroup and Santa Fe were issued additional warrants to purchase an aggregate of 250,000 shares of the Company's common stock, pro rata according to their ownership percentage before the rights offering. Other unaffiliated stockholders subscribed for an aggregate of 582,016 shares of the Company's common stock for an aggregate of $618,392.

                  At the expiration of the rights offering, a total of 1,509,016 basic rights and 43,200 oversubscription rights were exercised. The Company received gross proceeds in the approximate amount of $1,649,230 in connection with the rights offering.

                  As of February 16, 1999, there were 2,282,368 and 31,335 shares of common stock and series D convertible preferred stock, issued and outstanding, respectively. The series D convertible preferred stock were convertible into 31,335 shares of common stock. As of the date hereof, there are 3,834,584 shares of common stock and 31,335 shares of series D convertible preferred stock issued and outstanding, respectively. The outstanding shares of series D convertible preferred stock are presently convertible into 31,335 shares of common stock.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HEALTHY PLANET PRODUCTS, INC.


                                        By /s/  BRUCE A. WILSON
                                           ------------------------------------
                                           Bruce A. Wilson, President, Chief
                                           Executive, Chief Operating and Chief
                                           Financial Officer


Dated: March 25, 1999


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